UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2021

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15997	95-4783236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard, Suite 6000 West

Santa Monica, California 90404

(Address of principal executive offices) (Zip Code)

(310) 447-3870

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	EVC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01   Other Events.

On March 31, 2021, Entravision Communications Corporation (the “Company”) issued a press release announcing that it will not file its Annual Report on Form 10-K with the Securities and Exchange Commission (the “SEC”) by March 31, 2021, which is the extended filing due date provided by Rule 12b-25 of the Securities Exchange Act of 1934.

As the Company reported in its Form 12b-25 filed with the SEC on March 16, 2021, as a result of its expanding business operations, primarily related to the acquisition of a majority interest in a company that, collectively with its subsidiaries, does business under the name Cisneros Interactive, the Company experienced unexpected delays in the completion of the audit of its financial statements for the year ended December 31, 2020.

The Company continues to work diligently to complete its audit and Form 10-K. The Company intends to file its Form 10-K as soon as practicable.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Forward-Looking Statements

This report contains certain forward-looking statements, including without limitation the Company’s current expectations and intentions with respect to the filing of its Form 10-K. These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this report. Although the Company believes such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations, including the length of time that may be required for the Company to complete the audit and file the Form 10-K, and the Company disclaims any duty to update any forward-looking statements made by the Company. From time to time, these risks, uncertainties and other factors are discussed in the Company's filings with the SEC.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued by Entravision Communications Corporation on March 31, 2021.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRAVISION COMMUNICATIONS CORPORATION
Date: March 31, 2021	By:	/s/ Walter F. Ulloa
Walter F. Ulloa
Chairman and Chief Executive Officer